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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 25, 1997
Date of earliest event reported: June 24, 1997

                        COLORADO INTERSTATE GAS COMPANY
            (Exact name of registrant as specified in its charter)


        Delaware                    1-4874                   84-0173305
(State or other jurisdiction     (Commission              (I.R.S. Employer
     of incorporation)           File Number)            Identification No.)


         Two North Nevada Avenue
        Colorado Springs, Colorado                            80903-1727
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code: (719) 473-2300


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

          (12) Ratio of Earnings to Fixed Charges.





                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COLORADO INTERSTATE GAS COMPANY
                                                 (Registrant)


                                                    COBY C. HESSE
Date: June 25, 1997                     By: ___________________________
                                                    Coby C. Hesse
                                              Executive Vice President